UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item	7. Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit No.                                Description

      99.1                    Press Release, dated August 4, 2004.

Item	12. Results of Operations and Financial Conditions.

On August 4, 2004, PECO II, Inc. issued a press release relating to the Company’s earnings for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to the Form 8-K.

The information contained in this Form 8-K, including Exhibit 99.9 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecast and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in the Company’s periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available of the time of the report. The Company assumes no obligation to update any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date: August 4, 2004	By:	/s/ James L. Green
James L. Green
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated August 4, 2004.